UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
 _______________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 11, 2014

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SPRINT CORPORATION
(Exact name of Registrant as specified in its charter)

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Delaware	1-04721	46-1170005
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (855) 848-3280
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 11, 2014, Sprint Corporation announced its results for the fourth quarter of 2013 and the year ended December 31, 2013. The press release is furnished as Exhibit 99.1 and its Quarterly Investor Update is attached as Exhibit 99.2.

Item 7.01 Regulation FD Disclosure.

On February 11, 2014, we announced that subject to approval by our Board of Directors, we expect to move to a new fiscal year beginning on April 1, 2014 in order to align with, our controlling stockholder, SoftBank Corp.'s financial reporting schedule.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
The following exhibits are furnished with this report:

Exhibit No.	Description
99.1	Press Release Announcing Fourth Quarter 2013 and Year End Results
99.2	Quarterly Investor Update

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT CORPORATION

Date: February 11, 2014		/s/ Timothy O’Grady
	By:	Timothy O’Grady
Assistant Secretary

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release Announcing Fourth Quarter 2013 and Year End Results
99.2	Quarterly Investor Update